Themes European Luxury ETF
Schedule of Investments
as of December 31, 2023 (Unaudited)

COMMON STOCKS - 95.6%	Shares	Value
Consumer Discretionary Products - 64.0%(a)
adidas AG	114	$23,177
Aston Martin Lagonda Global Holdings PLC(b)(c)	4,753	13,668
Burberry Group PLC	768	13,862
Capri Holdings Ltd.(b)	610	30,646
Cie Financiere Richemont SA	139	19,130
Coats Group PLC	25,020	24,684
Ermenegildo Zegna NV	1,510	17,471
Ferrari NV	69	23,248
Hermes International SCA	10	21,183
Kering SA - ADR	363	16,059
LVMH Moet Hennessy Louis Vuitton SE	23	18,627
PRADA SpA	3,026	17,303
Salvatore Ferragamo SpA	1,367	18,426
The Swatch Group AG	70	19,026
Tod's SpA(b)	473	17,827
Watches of Switzerland Group PLC(b)(c)	2,373	21,430
		315,767

Consumer Discretionary Services - 14.8%
Accor SA	579	22,116
InterContinental Hotels Group PLC	305	27,563
Playa Hotels & Resorts NV(b)	2,680	23,182
		72,861

Consumer Staple Products - 3.5%
Interparfums SA	312	17,359

Materials - 5.7%
Givaudan SA - ADR	340	28,247

Retail & Wholesale - Discretionary - 7.6%
Avolta AG(b)	447	17,581
HUGO BOSS AG	267	19,884
		37,465
TOTAL COMMON STOCKS (Cost $474,978)		471,699

PREFERRED STOCKS - 3.8%		Value
Consumer Discretionary Products - 3.8%
Porsche Automobil Holding SE, 0.00%,	364	18,613
TOTAL PREFERRED STOCKS (Cost $19,361)		18,613

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%	Shares
First American Treasury Obligations Fund - Class X, 5.25%(d)	429	429
TOTAL SHORT-TERM INVESTMENTS (Cost $429)		429

TOTAL INVESTMENTS - 99.5% (Cost $494,768)		$490,741
Other Assets in Excess of Liabilities - 0.5%		2,238
TOTAL NET ASSETS - 100.0%		$492,979

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company
SA - Sociedad Anónima

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2023, the value of these securities total $35,098 or 7.1% of the Fund’s net assets.

(d)	The rate shown represents the 7-day effective yield as of December 31, 2023.

Themes ETF Trust

The following is a summary of significant accounting policies consistently followed by Themes Global Systemically Important Banks ETF (“GSIB”), Themes Generative Artificial Intelligence ETF (“WISE”), Themes Natural Monopoly ETF (“CZAR”), Themes Cloud Computing ETF (“CLOD”), Themes US Cash Flow Champions ETF (“USCF”), Themes US R&D Champions ETF (“USRD”), Themes Airlines ETF (“AIRL”), Themes European Luxury ETF (“FINE”), Themes Cybersecurity ETF (“SPAM”), Themes Gold Miners ETF (“AUMI”), and Themes US Small Cap Cash Flow Champions ETF (“SMCF”)(each a “Fund,” or collectively the “Funds”).

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by Themes Management Company, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2023, none of the Funds held any fair valued securities.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2023:

Themes European Luxury ETF
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$471,699	$–	$–	$471,699
Preferred Stocks	18,613	–	–	18,613
Money Market Funds	429	–	–	429
Total Investments	$490,741	$–	$–	$490,741

Refer to the Schedule of Investments for industry classifications.